UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2006

DOTRONIX, INC.

(Exact name of registrant as specified in its charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-9996	41-1387074
(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 677

Schofield, WI 54476

(Address of Principal Executive Offices) (Zip Code)

(715-359-6373)

(Registrant’s Telephone Number, Including Area Code)

160 First Street S.E., New Brighton, MN 55112

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On July 28, 2006, Dotronix, Inc. (the “Company”) completed the sale of 761,666 shares of common stock at a price of $0.60 per share, or a total of $456,999.60 to a group of eight accredited investors without any general solicitations. Total commissions due were $45,699.96. The shares were offered and sold in reliance on the exemptions set forth in Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dotronix, Inc.
July 31, 2006	By:	/s/ Russell W. Mitchell
Russell W. Mitchell Chief Executive Officer